August 19, 2008	Contact: Steve Taylor
FOR IMMEDIATE RELEASE	(509) 892-5287
Press Release 08-13

HuntMountain Releases Additional High-Grade Gold-Silver Intercepts at La Josefina

(SPOKANE, WA)  HuntMountain Resources Ltd. (OTCBB: HNTM) (Frankfurt: MPT) released additional high-grade assays from its ongoing 25,000 meter diamond core drilling program at the La Josefina gold-silver project in Santa Cruz Province, Argentina.  The latest results encompass drilling in the broader Veta Norte zone along the high-grade Veta Amanda and Veta Norte vein systems.  Significant assays include:

HOLE	From	To	Interval	Gold	Silver	Gold Equiv.*
#	(m)	(m)	(m)	g/t	g/t	g/t
SVN-D08-117	13.45	19.3	5.85	5.01	77.72	6.28
including	14.8	17.6	2.8	7.86	120.26	9.82
SVN-D08-096	229.6	231.82	2.22	5.93	58.76	6.88
SVN-D08-082	43.36	43.84	0.48	30.0	99.9	31.63
SVN-D08-103	19.08	19.5	0.42	14.05	578.0	23.45

“Veta Amanda continues to yield excellent high-grade gold and silver values,” said Danilo Silva, HuntMountain’s General Manager of South American Operations.  “We have a full pipeline of assay results streaming in weekly, and we are pleased to see the consistency of the gold-silver intercepts as well as the increasing continuity of mineralization within this zone.  These results will be particularly helpful as we begin calculating a resource for La Josefina this fall.”

The La Josefina Gold-Silver Project is located in the north-central portion of Santa Cruz Province in Patagonia’s highly-prospective Deseado Massif and comprises an area of over 52,770 hectares. The property encompasses multiple precious metal occurrences within a 10 km-long hydrothermal alteration belt that is 1-3 km wide.  The region hosts numerous precious metal mines in production and deposits under development.

Certified sample preparation, gold and silver fire assay, and 28 element ICP analysis were carried out by ALS Chemex in Mendoza, Argentina and La Serena, Chile.

A complete table of drill results can be obtained at www.huntmountain.com on the La Josefina project page and within the NI 43-101 Technical Report. The most current assays greater than  1 gram/tonne gold are included in the table below:

HOLE NUMBER	From (m)	To (m)	Interval (m)	Au g/t	Ag g/t

VETA NORTE
SVN-D07-011	33.90	34.50	0.60	2.31	21.40
	40.90	41.35	0.45	2.68	9.50
	43.00	43.85	0.85	7.05	8.60
	48.00	49.00	1.00	1.14	1.70

SVN-D07-012	65.40	66.35	0.95	1.01	8.60
	89.95	90.70	0.75	2.06	19.70
	90.70	91.20	0.50	0.39	51.30

VETA AMANDA
SVN-D08-082	43.36	43.84	0.48	30	99.9
	49.41	50.17	0.76	2.1	105
	84.3	84.75	0.45	5.48	135

SVN-D08-083	31.45	32.35	0.90	1.065	46
	32.7	33.1	0.40	2.37	16.2
	33.1	33.5	0.40	2.1	8.7
	34.3	34.75	0.45	2.45	5.8
	38.3	39.1	0.80	1.35	2.1
	41.7	42.1	0.40	2.12	2.7
	42.6	43	0.40	1.72	9.5
	43	43.5	0.50	1.115	18.6
	43.5	44	0.50	4.35	85.2
	49.75	50.2	0.45	0.935	3.4
	80.1	80.5	0.40	1.21	0
	94.35	94.75	0.40	0.835	17.1

SVN-D08-095	128.7	129.1	0.40	5.66	51.2
	129.65	130.4	0.75	2.31	14.3
	130.4	130.73	0.33	6.87	50.2
	201.5	201.9	0.4	1.475	6

SVN-D08-096	229.6	230	0.4	0.451	36.3
	230	230.4	0.4	6.64	90.2
	230.4	230.8	0.4	2.9	105
	230.8	231.15	0.35	7.79	39.2
	231.15	231.82	0.67	9.6	36

SVN-D08-103	12.1	12.6	0.5	10.05	12.7
	18.07	18.4	0.33	2.71	14.3
	19.08	19.5	0.42	14.05	578

SVN-D08-104	23.2	23.6	0.40	3.1	5.7
	25.6	26.25	0.65	1.205	6
	39	40.45	1.45	2.54	8.8

HOLE NUMBER	From (m)	To (m)	Interval (m)	Au g/t	Ag g/t

SVN-D08-105	15.25	15.75	0.50	3.78	7.3
	18.65	19.15	0.50	3.54	9.8
	20.15	22.15	2.00	1.01	1.7

SVN-D08-117	7.1	7.5	0.40	1.42	15.2
	11.85	12.3	0.45	1.735	14.7
	13.45	13.85	0.40	0.561	23.7
	13.85	14.8	0.95	0.677	24.8
	14.8	15.4	0.60	20.2	192
	15.4	16	0.60	1.465	38.8
	16	16.6	0.60	9.19	175
	16.6	17.05	0.45	3.33	99.3
	17.05	17.6	0.55	3.65	88.3
	17.6	18.2	0.60	0.965	56.5
	18.2	18.6	0.40	4.08	74.6
	18.6	19.3	0.70	6.03	30.2
	25.9	26.9	1.00	1.26	1
	27.95	28.4	0.45	1.15	2.8
	29.2	29.65	0.45	3.6	23.2

SVN-D08-118	6	7	1.00	4.26	17.9
	9.8	10.2	0.40	1.275	11.5
	11.25	12	0.75	24.3	84.2
	13.5	14.25	0.75	1.37	17.7
	14.25	15.4	1.15	3.12	18
	17	17.5	0.50	3.31	9.2
	27.5	27.9	0.40	0.926	10.7

*Gold equivalent grade was calculated by dividing the silver assay result by 61.46 and adding it to the gold value. Gold and silver values reflect prices on 8/15/2008.  Troy ounces/short ton was calculated by dividing grams by 34.29 and rounding to 2 decimal places. Interval calculations are based on a weighted average using a 1.00 g/t cutoff value.

HuntMountain Resources Ltd. is a U.S.-based junior exploration company engaged in acquiring, exploring and developing precious and base metals properties throughout North and South America. The Company currently controls and operates projects in Santa Cruz Argentina, Chihuahua Mexico, Nevada USA, and Quebec Canada.

This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, and some of which might not even be anticipated. This news release is neither a prospectus nor an offer to sell securities or stocks in the company. It is intended for informational purposes only.

FOR FURTHER INFORMATION PLEASE CONTACT:
Steve Taylor, Vice President of Corporate Development
HuntMountain Resources
(509) 892-5287
staylor@huntmountain.com
www.huntmountain.com